SCHEDULE 14A

                                 (Rule l4a-l01)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (_)

Check the appropriate box:


(X)      Preliminary Proxy Statement                          (_) Confidential, for Use of the Commission
                                                               Only (as permitted by Rule 14c-6(e)(2))


(_)      Definitive Proxy Statement

(_)      Definitive Additional Materials

(_)      Soliciting Material Pursuant to Rule 14a-12

                       EVERGREEN SELECT MONEY MARKET TRUST

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

(_) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

(_)      Fee paid with preliminary materials.

(_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                              Evergreen Investments

                       EVERGREEN SELECT MONEY MARKET TRUST
                               200 Berkeley Street
                              Boston, MA 02116-5034

August [____], 2004

Dear Virginia Treasury Board,

                  As the sole shareholder of record for the SNAPSM Fund (the "Evergreen SNAPSM Fund"), a series of Evergreen Select Money Market Trust, we are requesting your approval of a proposal to reorganize the Evergreen SNAPSM Fund into SNAPSM Fund ("CCRF SNAPSM Fund"), a series of Commonwealth Cash Reserve Fund, Inc. (the "Reorganization"). We also are requesting that you approve a new investment advisory agreement (the "Proposed Advisory Agreement") with PFM Asset Management LLC ("PFM"), the investment adviser for CCRF SNAPSM Fund. The Board of Trustees of Evergreen Select Money Market Trust has approved the Reorganization and recommends that you approve the Reorganization. The Board of Trustees of Evergreen Select Money Market Trust is making no recommendation as to whether you should approve the Proposed Advisory Agreement. The Board of Directors of Commonwealth Cash Reserve Fund, Inc., including a majority of the directors who are not "interested persons," as defined by the Investment Company Act of 1940, as amended, of the Commonwealth Cash Reserve Fund, Inc. or of PFM, has approved the Proposed Advisory Agreement and recommends that you approve the Proposed Advisory Agreement.

                  If the Reorganization and the Proposed Advisory Agreement are approved by the Commonwealth of Virginia Treasury Board ("Treasury Board"):

                  o Evergreen SNAPSM Fund will transfer all of its assets and certain identified liabilities to CCRF SNAPSM Fund.

                  o CCRF SNAPSM Fund will issue new shares that will be distributed to you in an amount equal to the value of your Evergreen SNAPSM Fund shares.

                  o        PFM will be the investment adviser of CCRF SNAPSM
                           Fund.

                  o You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

                  The Reorganization is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about CCRF SNAPSM Fund's investment objective and policies, and additional information about the Reorganization, are contained in the attached proxy statement. Please take the time to familiarize yourself with this information.

                  Under the Evergreen Select Money Market Trust's By-Laws, any action that may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares are entitled to vote on that action were present and voted. The approval of the Treasury Board, as the sole shareholder of record of the Evergreen SNAPSM Fund, is required to approve the Reorganization and the Proposed Advisory Agreement. Please indicate your approval for the Reorganization and the Proposed Advisory Agreement by signing the enclosed written consents.

                  If you have any questions about these matters, please call Michael H. Koonce, at (617) 210-3200. You may indicate your approval of the Reorganization and the Proposed Advisory Agreement by signing the enclosed written consents and mailing them to Michael H. Koonce, Secretary of Evergreen SNAPSM Fund at c/o Evergreen Investment Services, Inc., Evergreen Select Money Market Trust, 200 Berkeley Street, Boston, MA 02116-5034. The expenses of the Reorganization will be paid by PFM.

                  Thank you for considering and participating in this process.

                                       Sincerely,


                                       Dennis H. Ferro
                                       President and Chief Executive Officer
                                       Evergreen Investment Management
                                       Company, LLC

                                   SNAP(SM) FUND

                 A SERIES OF EVERGREEN SELECT MONEY MARKET TRUST
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5034
                                 1-800-570-7627

                                 PROXY STATEMENT

                  This proxy statement and the enclosed written consent are being furnished to you by the Board of Trustees (the "Board") of Evergreen Select Money Market Trust (the "Evergreen Trust") in connection with the solicitation of your written consent approving: (1) the reorganization of the SNAPSM Fund, a series of the Evergreen Trust (the "Evergreen SNAPSM Fund"), into a newly organized series (the "CCRF SNAPSM Fund") of another registered management investment company, the Commonwealth Cash Reserve Fund, Inc. ("CCRF"); and (2) an advisory agreement between PFM Asset Management LLC ("PFM") and CCRF, on behalf of the CCRF SNAPSM Fund (the "Proposed Advisory Agreement").

                  Additional information is included in the Evergreen SNAPSM Fund's annual and semi-annual reports, a free copy of which can be obtained by calling 1-800-570-SNAP or writing to SNAPSM Fund, 901 East Byrd Street, West Tower, 11th Floor, Richmond, VA 23286-1357.

                  This proxy statement and written consents were first sent to the sole shareholder on or about [_________, 2004.]

                                  INTRODUCTION

                  On _____________, 2004, the Virginia Treasury Board (the "Treasury Board") awarded a five year contract to PFM to serve as the investment manager to the Virginia State Non-Arbitrage Program (the "SNAP Program"). Pursuant to your request, the Board of the Evergreen Trust considered alternatives to facilitate the transfer of advisory services for the SNAP Program, including the Evergreen SNAPSM Fund, to PFM. After consideration of the matter, and consultation with Evergreen Investment Management Company, LLC ("Evergreen"), the Board of the Evergreen Trust, including all of the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Evergreen Trust (the "Independent Trustees"), reviewed and approved the proposed reorganization of the Evergreen SNAPSM Fund into the CCRF SNAPSM Fund, contingent upon shareholder approval of the reorganization and the Proposed Advisory Agreement.

                 At a meeting held on August 3, 2004, the Board of the Evergreen Trust approved an Agreement and Plan of Reorganization (the "Reorganization Plan") between the Evergreen Trust, on behalf of the Evergreen SNAPSM Fund, and CCRF, on behalf of the CCRF SNAPSM Fund. The Reorganization Plan contemplates the transfer of all of the assets of the Evergreen SNAPSM Fund to the CCRF SNAPSM Fund and the assumption by the CCRF SNAPSM Fund of the identified liabilities of the Evergreen SNAPSM Fund, in exchange for shares of the CCRF SNAPSM Fund, which will then be distributed to shareholders of the Evergreen SNAPSM Fund (the "Reorganization"). Upon completion of the Reorganization, shareholders of the Evergreen SNAPSM Fund will own shares of the CCRF SNAPSM Fund having a value equal to the value of their Evergreen SNAPSM Fund shares.

                  The CCRF SNAPSM Fund has an investment objective, investment policies and restrictions, and risks that are substantially similar to those of the Evergreen SNAPSM Fund. It will have no assets prior to the completion of the Reorganization.

                  It is contemplated that PFM will serve as the investment adviser of the CCRF SNAPSM Fund. PFM is not affiliated with Evergreen. The Evergreen Trust's organizational documents require Evergreen SNAPSM Fund shareholder approval of the Reorganization Plan. Consummation of the Reorganization is contingent upon receipt of Evergreen SNAPSM Fund shareholder approval of the Reorganization Plan and the Proposed Advisory Agreement. The Treasury Board is the sole shareholder of record of the Evergreen SNAPSM Fund and acts on behalf of the underlying municipalities that participate in the SNAP Program. The Board of Trustees of the Evergreen Trust recommends that the Treasury Board approve the Reorganization Plan. The Board of Directors of CCRF, including a majority of the directors who are not "interested persons," as defined by the 1940 Act, of the CCRF SNAPSM Fund or PFM (the "CCRF Independent Directors"), approved the Reorganization Plan and the Proposed Advisory Agreement and recommends that the Treasury Board approve the Reorganization Plan and the Proposed Advisory Agreement.

                  As required by the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Declaration"), the Reorganization Plan requires the approval of: (1) more than 50% of the outstanding shares of the Evergreen SNAPSM Fund or (2) more than 50% of the shares of the Evergreen SNAPSM Fund present at a meeting if more than 25% of the outstanding shares of the Evergreen SNAPSM Fund are represented at the meeting in person or by proxy. Under the 1940 Act, the Proposed Advisory Agreement requires the consent of a "majority of the outstanding voting securities" of the Evergreen SNAPSM Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Evergreen SNAPSM Fund or (2) 67% or more of the shares of the Evergreen SNAPSM Fund present at a meeting if more than 50% of the outstanding shares of the Evergreen SNAPSM Fund are represented at the meeting in person or by proxy. The Trust's By-Laws (the "Trust Bylaws") provide that any action that may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on that action were present and voted.

                       KEY POINTS ABOUT THE REORGANIZATION

                  Under the Reorganization, and assuming shareholder approval of the Reorganization Plan and the Proposed Advisory Agreement, the Evergreen SNAPSM Fund's assets and identified liabilities would be transferred to the new CCRF SNAPSM Fund that was created to receive all the assets of Evergreen SNAPSM Fund and to carry on the business of Evergreen SNAPSM Fund. PFM would serve as the CCRF SNAPSM Fund's investment adviser, subject to the direction of CCRF's Board of Directors. The following points describe certain important aspects of the proposed arrangements.

o The CCRF SNAPSM Fund will have an investment objective, and investment policies and restrictions, that are substantially similar to those of the Evergreen SNAPSM Fund.

o The CCRF SNAPSM Fund will be managed by different personnel but in accordance with similar investment strategies and techniques utilized in the management of the Evergreen SNAPSM Fund immediately prior to the Reorganization.

o The Reorganization is designed to be a non-taxable event for federal income tax purposes. Neither the Evergreen SNAPSM Fund nor the CCRF SNAPSM Fund are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

o In the Reorganization, your existing Evergreen SNAPSM Fund shares would be exchanged for the same number of CCRF SNAPSM Fund's shares having an aggregate net asset value equal to the aggregate net asset value of your Evergreen SNAPSM Fund shares. Your account registration and account options will remain the same unless you change them.

o The CCRF SNAPSM Fund's operating expenses will be substantially similar to those of the Evergreen SNAPSM Fund.

                                   PROPOSAL I

                       APPROVAL OF THE REORGANIZATION PLAN

                  At a special meeting of the Board held on August 3, 2004, the Trustees of the Evergreen Trust approved the Reorganization Plan substantially in the form attached to this Proxy Statement as Exhibit A, which qualifies in its entirety the following discussion. The Board of the Evergreen Trust, including the Independent Trustees, have determined that the Reorganization is in the best interests of the shareholders of the Evergreen SNAPSM Fund.

                  The Evergreen Trust is furnishing this Proxy Statement to the Treasury Board, the sole shareholder of record of the Evergreen SNAPSM Fund, to obtain its written consent approving the Reorganization Plan. If the Treasury Board approves the Reorganization Plan and the Proposed Advisory Agreement, it is expected that the Reorganization will be effected on or about the close of business on September [__], 2004, as that date may be adjusted from time to time, and subject to the various conditions set forth in the Reorganization Plan. If the Reorganization is not completed for any reason, the Board of the Evergreen Trust will consider various options with respect to that Evergreen SNAPSM Fund that may be proposed by the Treasury Board, including liquidation and dissolution of the Evergreen SNAPSM Fund.

                          SUMMARY OF THE REORGANIZATION

                  The Reorganization Plan provides for the transfer of all of the assets and certain identified liabilities of the Evergreen SNAPSM Fund in exchange for shares of the CCRF SNAPSM Fund. Immediately thereafter, the Evergreen SNAPSM Fund will liquidate and distribute the shares of the CCRF SNAPSM Fund received in the exchange to its shareholder, and then the Evergreen SNAPSM Fund will be terminated.

                  After the Reorganization, the shareholder of the Evergreen SNAPSM Fund will own the same number of shares of the CCRF SNAPSM Fund as it held of the Evergreen SNAPSM Fund immediately prior to the closing of the Reorganization. Further, the value of the shares held immediately after the Reorganization will be the same as those held immediately prior to consummation of the Reorganization. Until the Reorganization, shares of the Evergreen SNAPSM Fund will continue to be redeemable.

                  The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither of the Evergreen SNAPSM Fund nor the CCRF SNAPSM Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan.

                  No federal or state approvals are required in connection with the Reorganization Plan, except for approval of the Reorganization Plan and the Proposed Advisory Agreement by the Treasury Board acting as the sole shareholder of record of the Evergreen SNAPSM Fund.

                  As a condition to the Reorganization, Evergreen SNAPSM Fund and CCRF SNAPSM Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Code and the regulations thereunder, current administrative rules and court decisions, for federal income tax purposes:

o        the  Reorganization  will qualify as a tax-free  reorganization  under section  368(a)(1)(F) of the Code, and Evergreen SNAPSM
         Fund and CCRF SNAPSM Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o the CCRF SNAPSM Fund will recognize no gain or loss upon its receipt of Evergreen SNAPSM Fund's assets in exchange solely for CCRF SNAPSM Fund's shares and CCRF SNAPSM Fund's assumption of Evergreen SNAPSM Fund's liabilities;

o the Evergreen SNAPSM Fund will recognize no gain or loss upon the transfer of its assets to CCRF SNAPSM Fund in exchange solely for CCRF SNAPSM Fund's shares and CCRF SNAPSM Fund's assumption of Evergreen SNAPSM Fund's liabilities;

o the shareholder of Evergreen SNAPSM Fund will recognize no gain or loss upon the exchange of its Evergreen SNAPSM Fund shares for CCRF SNAPSM Fund shares;

o the aggregate tax basis for the CCRF SNAPSM Fund shares received by Evergreen SNAPSM Fund's shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Evergreen SNAPSM Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the CCRF SNAPSM Fund shares received by Evergreen SNAPSM Fund's shareholder will include the period during which Evergreen SNAPSM Fund shares exchanged therefor were held by such shareholder (provided Evergreen SNAPSM Fund shares were held as capital assets on the date of the Reorganization); and

o the tax basis of Evergreen SNAPSM Fund assets acquired by CCRF SNAPSM Fund will be the same as the tax basis of such assets to Evergreen SNAPSM Fund immediately prior to the Reorganization, and the holding period of the assets of Evergreen SNAPSM
         Fund in the hands of CCRF SNAPSM Fund will include the period during which those assets were held by Evergreen SNAPSM Fund.

         The shareholder of Evergreen SNAPSM Fund should consult its tax advisor regarding the effect of the Reorganization in light of its individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, the shareholder also should consult its tax advisors about state and local tax consequences of the Reorganization.

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RISKS

                  The Evergreen SNAPSM Fund is a money market fund. As a money market fund, the Evergreen SNAPSM Fund seeks to maintain a stable net asset value ("NAV") of $1.00 per share.

                  The Evergreen SNAPSM Fund seeks the highest rate of current income as Evergreen believes is consistent with preservation of capital and maintenance of liquidity. Evergreen SNAPSM Fund invests in a portfolio of high-quality, short-term instruments consisting of any or all of the following:
U.S. government securities; high-quality debt instruments of the Commonwealth of Virginia, and obligations of any county, city, town, district, authority, or other public body of the Commonwealth of Virginia; high-quality obligations of any other state or of any county, city, town or district located in any other state; and repurchase agreements collateralized by U.S. government securities. The Evergreen SNAPSM Fund's portfolio may also consist of any or all of the following, which may include variable or floating rate securities: bankers' acceptances issued by a bank organized in the U.S. or a foreign bank with an agency domiciled in the U.S.; certificates of deposit and interest bearing time deposits of U.S. banks or U.S. branches of foreign banks; prime commercial paper consisting of high-quality, short-term obligations issued by banks, corporations and other issuers organized under U.S. law; and other high-quality, short-term obligations of corporate issuers if the issuer in each case has outstanding short term debt obligations rated within the highest rating category by Moody's Investors Service, Inc.("Moody's") and Standard & Poor's Ratings Services ("S&P") or any other nationally recognized statistical rating organization.

                  The Evergreen SNAPSM Fund is subject to the following principal risks:

o Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. Since the Evergreen SNAPSM Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Evergreen SNAPSM Fund on its debt investments may also decline, which could cause the Evergreen SNAPSM Fund to reduce the dividends it pays. The longer the term of a debt security held by the Evergreen SNAPSM Fund, the more the Evergreen SNAPSM Fund is subject to interest rate risk.

o Credit Risk. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Evergreen SNAPSM Fund invests in debt securities, the value of the Evergreen SNAPSM Fund's investments in debt securities and its yield may decline if an issuer fails to pay an obligation on a timely basis. The Evergreen SNAPSM Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Evergreen SNAPSM Fund. Such third party may be unwilling or unable to honor its financial obligations.

o Concentration Risk. An investment in a fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. A fund may be vulnerable to any development in its named state's economy that may weaken or jeopardize the ability of the state's municipal security issuers to pay interest and principal on their debt obligations.

o Variable or Floating-Rate Securities Investment Risk. Variable or floating-rate securities bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a fund's investment in certain of these securities may depend on the fund's right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the fund at par or make payment on short notice to the fund of unpaid principal and/or interest on the securities. These securities are subject to the risk that the financial institution in question may be unable or unwilling to make timely payments, or otherwise to honor its obligations.

                  The CCRF SNAPSM Fund's investment objective and its principal investment strategies are substantially similar to those of the Evergreen SNAPSM Fund, except that the Evergreen SNAPSM Fund may purchase corporate securities rated A by either S&P or Moody's and the CCRF SNAPSM Fund will purchase corporate securities rated at least AA by S&P or Aa by Moody's. In addition, the risks of the CCRF SNAPSM Fund are substantially similar to those of the Evergreen SNAPSM Fund.

                  A detailed description of the Evergreen SNAPSM Fund's investment objective, principal investment strategies, and risks is found in the Evergreen SNAPSM Fund's Prospectus dated November 1, 2003, a copy of which has been furnished to shareholders.

                         COMPARISON OF FEES AND EXPENSES

                  The following table shows a comparison of the current expenses of the Evergreen SNAPSM Fund for the fiscal year ended June 30, 2004 and estimated expenses of the CCRF SNAPSM Fund, giving effect to the Reorganization. Expenses for the Evergreen SNAPSM Fund do not reflect the effect of a voluntary expense limitation arrangement currently in effect, which may be terminated at any time. Estimated fees, expenses and examples for the CCRF SNAPSM Fund reflect estimated fees and expenses of the CCRF SNAPSM Fund after giving effect to the Reorganization. The expenses shown below for the CCRF SNAPSM Fund are estimated based on the Evergreen SNAPSM Fund's current assets and do not reflect the effect of any voluntary expense limitation arrangements. Neither the Evergreen SNAPSM Fund nor the CCRF SNAPSM Fund charges a sales load.

                                       Evergreen SNAPSM     CCRF SNAPSM Fund
                                       Fund                 (estimated)
Management Fees                        0.07%                0.07%
Other Expenses                         0.02%                0.02%
Total Annual Operating Expenses
                                       0.09%*               0.09%

* Evergreen may waive its fees and/or reimburse the Evergreen SNAPSM Fund for certain of its expenses in order to reduce expense ratios. Any amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waiver and/or expense reimbursements were made. Evergreen may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Operating Expenses were 0.08%.

Example. The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in the Evergreen SNAPSM Fund versus the CCRF SNAPSM Fund and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.


                                                     1 YEAR            3 YEARS           5 YEARS          10 YEARS
Evergreen SNAPSM Fund                                  $9                $29               $51              $115
CCRF SNAPSM Fund                                       $9                $29               $51              $115


                             CCRF BOARD OF DIRECTORS

                  The 1940 Act generally requires that shareholders of mutual funds such as the Evergreen SNAPSM Fund and the CCRF SNAPSM Fund elect the fund's directors/ trustees. If the Treasury Board approves the Reorganization Plan, and the Reorganization takes effect, Evergreen SNAPSM Fund shareholders will become shareholders of CCRF, which has its own Board of Directors. Information about the persons who serve as Directors of CCRF is provided below.

                        ADDITIONAL INFORMATION ABOUT CCRF

                  CCRF is an open-end management investment company currently consisting of 3 separate series: the Commonwealth Cash Reserve Fund (the "Prime Portfolio"), the CCRF Federal Portfolio (the "Federal Portfolio") and the CCRF SNAPSM Fund. CCRF was organized under the laws of the Commonwealth of Virginia on December 8, 1986.

                  The following table sets forth certain information about the Board of Directors and officers of CCRF as of March 31, 2004.



                        Position(s)                                                    Funds in CCRF   Directorships
  Name, Address and     Held with      Served       Principal Occupation(s) During      Overseen by       Held by
  ------------------    ----------     -------      -------------------------------     ------------      -------
      Birthdate            CCRF         Since                Past 5 Years                 Director        Director
      ---------            ----         -----                ------------                 --------        --------

Interested Directors
Jeffrey A. Laine        Director,       1986      President, Commonwealth Financial          3               0
38 Cohasset Lane        President                 Group, Inc., (the distributor of
Cherry Hill, NJ 08003   & Treasurer               the Prime and Federal Portfolios)
Birthdate:  10/26/1957                            1994-present; President, Laine
                                                  Financial Group, Inc., (an
                                                  investment advisory firm)
                                                  1992-present;
Martin P. Margolis      Director,       1996      President, PFM Asset Management            3               0
One Keystone Plaza      Vice                      LLC, (the CCRF SNAPSM Fund's
Suite 300               President                 investment advisor) 2001 to
North Front & Market                              Present; Managing Director, Public
Streets                                           Financial Management, Inc. (an
Harrisburg, PA                                    investment advisory firm) 1986 to
17101-2044                                        Present.
Birthdate:  7/22/1944
Arthur E. Anderson II   Secretary       1994      For more than the last five years,         3               0
One James Center                                  Mr. Anderson has been a partner of
901 E. Cary St.                                   the law firm of McGuire Woods
Richmond, VA 23219                                LLP.
Birthdate:  3/18/1959

Independent Directors
Giles Dodd              Director        1996      Director of Finance, City of               3               0
921 Lindsley Drive                                Greenville, South Carolina,
Virginia Beach, VA                                1993-1996; Retired Director of
23454                                             Finance/Asst. City Manager, City
Birthdate:  12/2/1926                             of Virginia Beach; Member
                                                  International City Management
                                                  Association; Government Finance
                                                  Officers Association; Past
                                                  President Virginia Government
                                                  Finance Officers Association.
Robert J. Fagg, Jr.     Director        1986      Retired Director of the Annual             3               0
1605 Westcastle Drive                             Giving Program, Virginia
Richmond, VA 23233                                Commonwealth University,
Birthdate:  7/24/1940                             1981-1998, Development Officer,
                                                  1974-1981.
Robert R. Sedivy        Director        1996      Vice President-Finance and                 3               0
3804 Wellesley                                    Treasurer, Collegiate School,
Terrace Circle                                    Richmond, Virginia, 1988-present;
Richmond, VA 23233                                Past President Virginia
Birthdate:  7/3/1946                              Association of Independent
                                                  Schools, Financial Officers Group.


The Board of Directors of CCRF has appointed an Advisory Board to provide consultation and advice to CCRF from time to time. Members of the Advisory Board receive no compensation from CCRF. The following table sets forth certain information about those individuals serving on the Advisory Board as of March 31, 2004.


                                                                                         Number of         Other
                                                                                        Funds in CCRF   Directorships
                          Position                                                      Overseen by     Held by
  Name, Address and       Held with       Served       Principal Occupation(s) During   Advisory        Advisory
       Birthdate             CCRF        Since               Past 5 Years               Board Member    Board Member

Larry W. Davenport       Advisory        1995     Director of Finance, Southeastern          3               0
1944 Ravencroft Lane     Board Member             Public Service Authority,
Virginia Beach, VA                                Virginia, 1998-present; Financial
23454                                             Analyst, City of Virginia Beach,
Birthdate:  12/1/1946                             Virginia, 1998-present.
Dennis W. Kerns          Advisory        1996     County Administrator, King George          3               0
10459 Court House        Board Member             County, 2001-Present; Director of
Drive, Suite 200                                  Finance, Culpeper County,
King George, VA 22485                             1997-2001; Member of the
Birthdate:  4/28/1937                             Government Finance Officers
                                                  Association; Past President of the
                                                  Virginia Government Finance
                                                  Officers Association.
Christopher Martino      Advisory        1996     Director of Finance, Prince                3               0
1 County Complex Ct.     Board Member             William County, Virginia, February
Prince William, VA                                1996-present; Certified Public
22192                                             Accountant, Member of the
Birthdate:  1/5/1956                              Government Finance Officers
                                                  Association.
Roger W. Mitchell, Jr.   Advisory        1994     Director of Finance/Treasurer,             3               0
9461 Jamesons Mill Rd.   Board Member             Town of Culpeper, Virginia,
Culpeper, VA 22701                                1991-2004; Member of the Virginia
Birthdate:  7/29/1960                             Treasurers Association; Member of
                                                  the Virginia Government Finance
                                                  Officers Association; Member of
                                                  Virginia Local Government Auditors
                                                  Association.

Clarence A. Robinson     Advisory        1998     Director of Fiscal Affairs, City           3               0
1401 Prince Edward St.   Board Member             of Fredericksburg, 1986-present.
Fredericksburg, VA
22401
Birthdate:  2/14/1948

       Principal Differences Between the Legal Structures of CCRF and the
                                 EVERGREEN Trust

                  As a Virginia corporation, CCRF is subject to the provisions of Virginia Stock Corporation Act (the "Virginia Act"), its Amended and Restated Articles of Incorporation (the "Articles") and its Bylaws (the "CCRF Bylaws"). As a Delaware statutory trust, Evergreen Trust is subject to the Delaware Statutory Trust Act (the "Delaware Act"), the provisions of the Trust Declaration and Trust Bylaws. The provisions of the Articles and the CCRF Bylaws differ in some respects from those of the Trust Declaration and the Trust Bylaws, as interpreted under the Virginia and Delaware Acts, respectively. Copies of the Articles and the CCRF Bylaws may be obtained by the Treasury Board without charge upon written request to CCRF. Shareholders should note the following principal differences between the Trust Declaration, the Trust Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Articles, CCRF Bylaws and applicable provisions of the Virginia Act, on the other hand:

Certain Provisions of the Delaware Act and Virginia Act.

                  1. Shareholder Liability. The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Evergreen Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Evergreen Trust may be subject to liability. To guard against this risk, the Trust Declaration provides for indemnification of shareholders out of Evergreen Trust property and holds harmless each shareholder from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a shareholder of the Evergreen Trust. Unlike the Trust Declaration, the Articles do not provide for indemnification of CCRF shareholders out of CCRF property for all loss and expense of any shareholder held personally liable for the obligations of the CCRF SNAPSM Fund as a result of holding shares of the CCRF SNAPSM Fund. However, under the Virginia Act, shareholders of CCRF are relieved from personal liability on all stock for which they have fully paid.

                  2. Rights of Inspection. Under the Delaware Act, except to the extent otherwise provided in a statutory trust's governing instrument, each beneficial owner of a trust's interests has the right to obtain from the trust, upon reasonable demand and for any purpose reasonably related to its status as shareholder, the following: (i) a copy of the trust's governing instrument and certificate of trust and all amendments thereto, together with copies of any written powers of attorney pursuant to which the governing instrument and any certificate and amendments thereto have been executed; (ii) a current list of the name and last known business, residence, or mailing address of each shareholder and trustee; (iii) information regarding the business and financial condition of the trust; and (iv) other information regarding the affairs of the trust as is just and reasonable.

                  Under the Virginia Act, as long as a shareholder gives a corporation written notice of its demand to inspect and copy records at least five business days before the date on which it wishes to inspect and copy the records, then any shareholder of the corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the following records: (i) the corporation's articles or restated articles of incorporation and all amendments to them currently in effect; (ii) the corporation's bylaws or restated bylaws and all amendments to them currently in effect; (iii) resolutions adopted by the corporation's board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (iv) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years; (v) all written communications to shareholders generally within the last three years, including the financial statements furnished for the past three years; (vi) a list of the names and business addresses of its current directors and officers; and (vii) the corporation's most recent annual report. In addition, a shareholder is entitled to inspect (i) excerpts of certain minutes as described in 13.1-771.B.1 of the Virginia Act, (ii) accounting records of the corporation, and (iii) the record of shareholders; provided that a shareholder may only exercise this right of inspection if the shareholder meets the following requirements: (i) it has been a shareholder of record for at least six months immediately preceding its demand or is the holder of record of at least five percent of all of the outstanding shares; (ii) its demand is made in good faith and for a proper purpose; (iii) it describes with reasonable particularity its purpose and the records it desires to inspect; and (iv) the records are directly connected with its purpose. In allowing any shareholder to exercise its right of inspection, the corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder, which charge may not exceed the estimated cost of production or reproduction of the records.

                  Since neither the Trust Declaration and the Trust Bylaws nor the Articles and the CCRF Bylaws address the respective right of their shareholders to inspect the records of the Evergreen Trust or CCRF, respectively, each entity is governed in this respect by the statutory requirements of the state in which it is organized.

                  3. Trustees' Liability; Indemnification. Under the Trust Declaration, a Trustee is liable to the Evergreen Trust and its beneficial shareholders only for such Trustee's own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the office of Trustee or the discharge of his or her functions. As provided in the Trust Declaration, each Trustee of the Evergreen Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Evergreen Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust Declaration further provides that any person entitled to indemnification may satisfy that right solely from the assets of one or more series to which the conduct in question relates.

The Articles do not contain any limitation of liability and indemnification provisions. However, under the Virginia Act, in any proceeding brought by or in the right of the corporation or by or on behalf of the shareholders of the corporation, the damages assessed against an officer or director of a corporation arising out of a single transaction, occurrence or course of conduct shall not exceed the lesser of: (a) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the shareholders, in the bylaws as a limitation or elimination of the liability of the officer or director; or (b) the greater of (i) $100,000 or
(ii) the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed. Additionally, under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The SEC has indicated that a registered investment company may advance attorneys' fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition: (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or
(iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification. The CCRF Bylaws provide for limitation of liability in accordance with the Virginia Act, except when any Director or officer of CCRF is subject to the liability by reason of "disabling conduct", which is defined as willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of office. The CCRF Bylaws also provide for the indemnification of any person who was or is a party to any proceeding by reason of being a present or former Director, officer, employee or agent of CCRF, or serving at the request of CCRF as a Director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, if (i) such person believed that his conduct in his official capacity was in the best interests of CCRF, and in all other cases at least not opposed to its best interests, and, in the case of any criminal proceedings, had no reasonable cause to believe his conduct was unlawful, and (ii) he was not guilty of gross negligence or willful misconduct. Furthermore, the CCRF Bylaws provide that the eligibility for indemnification, in the absence of a final decision on the merits by a court or other body before whom the proceeding was brought, is established based on a reasonable determination, based upon a review of the facts, by (i) the vote of a majority of a quorum of the CCRF Independent Directors not parties to the proceeding, or (ii) an independent legal counsel in a written opinion. In addition, the CCRF Bylaws permit CCRF to make advance payments in connection with indemnification, provided that the indemnified party shall have undertaken to reimburse CCRF in the event it is subsequently determined that he is not entitled to such indemnification. No security for such undertaking is required.

                  4. Distributions. The Evergreen Trust is not subject to any substantive Delaware statutory legal requirements under Delaware law relating to distributions. However, the Trust Declaration provides that no dividend or distribution, including, without limitation, any distribution paid upon termination of the Evergreen Trust or of any series or class with respect to, nor any redemption or repurchase of, the shares of any series or class, shall be effected by the Evergreen Trust other than from the assets held with respect to such series, nor shall any shareholder or any particular class or series otherwise have any right or claim against the assets held with respect to any other series, except to the extent that such shareholder has such a right or claim hereunder as a shareholder of such other series. Under the Trust Declaration, the Trustees have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination is conclusive and binding upon the shareholders. The Articles contains substantially similar restrictions.

Certain Provisions of the Articles and CCRF Bylaws and the Trust Declaration and the Trust Bylaws.

                  Certain differences between the Articles and the Trust Declaration are summarized below:

                  1. Shareholder Voting Requirements -- Generally. Under the Trust Declaration, shareholder voting rights with respect to the Evergreen Trust are limited to only (i) the election or removal of Trustees, and (ii) such additional matters relating to the Evergreen Trust as may be required by applicable law, the Trust Declaration or Trust Bylaws or any registration statement of the Evergreen Trust with the SEC or as the Trustees may consider necessary or desirable.

                  The Articles state that, with respect to any matter submitted to the shareholders of CCRF, holders of all classes (and all series, if any, within each class) that are affected by such matter shall vote, one vote per share, in the aggregate and without differentiation. Both the Trust Bylaws and the CCRF Bylaws may be amended by the Trustees of the Evergreen Trust or Directors of CCRF, as applicable, without shareholder consent except as provided by applicable law or the Trust Declaration in the case of the Evergreen Trust.

                  The Trust Declaration provides that on any matters submitted to a vote of the shareholders, all shares of the Evergreen Trust shall vote in aggregate, except (i) when a separate vote of individual series is required by the 1940 Act; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes thereof, only the shareholders of the affected series or class shall be entitled to vote. Under the Trust Declaration, shareholders of twenty-five percent of the shares of the Evergreen Trust issued and outstanding (or any class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by applicable law, the Trust Declaration or the Trust Bylaws. If a quorum is present at a meeting, a majority of the shares voted decides any question. The Trust Declaration provides that the Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Trust Declaration, except as specifically provided by the Trust Declaration. The Trust Declaration provides that shareholders have the right to vote on any amendment that would affect their right to vote, any amendment to the procedure for amending the Trust Declaration, any amendment that would require their vote under the applicable law or by the Evergreen Trust's registration statement, as filed with the SEC, and any amendment submitted to the for their vote by the Trustees.

                  Under the Articles, on any matter submitted to a vote of shareholders, to the extent required by the 1940 Act, a matter shall not be considered to have been effectively acted upon with respect to any affected class or series unless approved by the holders of such class or series. In such cases, the holders of the affected class or series shall vote separately, one vote per share, on such matter, provided the holders of any class or series within a class that is not affected by a matter shall not be entitled to vote with respect to such matter. The Trust Bylaws allow for action by written consent of shareholders.

                  2. Shareholder Voting Requirements -- Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot merge or consolidate unless approved by all of the trustees and beneficial owners of the statutory trust. The Trust Declaration provides that the Trustees may, without shareholder approval unless such approval is required by applicable law, cause a merger or consolidation of the Evergreen Trust with another entity so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act. The Trust Declaration provides that the Evergreen Trust may be terminated by the Trustees in their sole discretion. The Trust Declaration provides that it may be amended, except as discussed above under "Shareholder Voting Requirements -- Generally," by the Trustees without shareholder vote.

                  Under the Virginia Act, a Virginia corporation cannot merge or exchange shares unless approved by two-thirds of all voting shareholders. A Virginia corporation may provide for a greater or smaller voting requirement in its articles of incorporation but never less than a majority of all voting shares. The Virginia Act creates a narrow exception to the requirement of shareholder approval of mergers and share exchanges; if: (a) the articles of incorporation survive the merger or exchange unchanged (with minor exceptions),
(b) the number of shares held by each shareholder remains the same as prior to the merger or exchange, (c) the number of outstanding voting shares does not increase by more than 20% of the original voting shares prior to the merger or exchange, and (d) the number of participating shares does not increase by more than 20% of the original participating shares prior to the merger or exchange, then shareholder action is not required. The Virginia Act provides that dissolution requires approval by two-thirds of all voting shareholders. A corporation may provide for a greater or smaller voting requirement in its articles of incorporation but never less than a majority of all voting shares. Neither the Articles nor the CCRF Bylaws require any shareholder vote to approve extraordinary actions of the Corporation.

                           CALCULATING NET ASSET VALUE

                  The Evergreen SNAPSM Fund determines its net asset value NAV twice each day the New York Stock Exchange (the "Exchange") is open, at 12:00 noon and as of the close of the Exchange. The NAV per share of the CCRF SNAPSM Fund is determined once each day the Exchange is open, at 12:00 noon.

                              DISTRIBUTION SCHEDULE

                  The CCRF SNAPSM Fund has the same dividend and distribution policy as the Evergreen SNAPSM Fund.

                 EVALUATION BY THE BOARD OF THE EVERGREEN TRUST

                  At a special meeting held on August 3, 2004, the Board of the Evergreen Trust, including the Independent Trustees, approved the submission of the Reorganization Plan to the sole shareholder of the Evergreen SNAPSM Fund for approval. The Trustees determined that the Reorganization is in the interest of the Evergreen SNAPSM Fund and its shareholder.

                  In determining whether to approve the Reorganization Plan, the Board of the Evergreen Trust requested information, provided by Evergreen, PFM and CCRF, that it believed to be reasonably necessary to make an informed decision. The Board of the Evergreen Trust carefully evaluated this information. The Trustees approved the Reorganization Plan principally on the basis of the following considerations:

o that no dilution with respect to the interests of the shareholder of the Evergreen SNAPSM Fund will result from the Reorganization, so the shareholder of the Evergreen SNAPSM Fund will retain the same value of its holdings in the CCRF SNAPSM Fund as it had in the Evergreen SNAPSM Fund;

o the CCRF SNAPSM Fund has an investment objective, and investment policies and restrictions, that are substantially similar to those of the Evergreen SNAPSM Fund, so the shareholder of the Evergreen SNAPSM Fund will become a shareholder of the CCRF SNAPSM Fund which will have investments that are substantially similar to those of the Evergreen SNAPSM Fund;

o the Reorganization will be effected as a non-taxable event for federal income tax purposes, so the Reorganization will be tax-free to the shareholder of the Evergreen SNAPSM Fund; and

o             The Treasury Board's selection of PFM as the SNAPSM Program's investment manager.

                                   PROPOSAL II

                         APPROVAL OF PROPOSED INVESTMENT
                           ADVISORY AGREEMENT BETWEEN
                            CCRF SNAPSM FUND AND PFM

                  At a special meeting of the Board of Directors of CCRF held in person on July 29, 2004, the Directors of CCRF, including a majority of the CCRF Independent Directors, approved the Proposed Advisory Agreement, substantially in the form attached to this Proxy Statement as Exhibit B, which qualifies in its entirety the following discussion. The Directors of CCRF requested that the Proposed Advisory Agreement be submitted for approval to the Treasury Board, as sole shareholder of record of the Evergreen SNAPSM Fund. The Board of the Evergreen Trust is making no recommendation as to whether the Treasury Board should approve the Proposed Advisory Agreement.

                   DESCRIPTION OF PROPOSED ADVISORY AGREEMENT

                  The Proposed Advisory Agreement is described below. Additional information about PFM is set forth below under "Other Information."

Proposed Advisory Agreement.

                  Under the Proposed Advisory Agreement, subject to the general supervision of the Board of Directors of CCRF, PFM would provide a continuous investment program for the CCRF SNAPSM Fund, including investment research and management with respect to all securities and investments and cash equivalents of the CCRF SNAPSM Fund, compute the NAV and daily net income of the CCRF SNAPSM Fund and determine the composition of the assets of the CCRF SNAPSM Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the CCRF SNAPSM Fund. PFM would provide such services in accordance with the CCRF SNAPSM Fund's investment objective, investment policies and investment restrictions as stated in the registration statement of the CCRF SNAPSM Fund and resolutions of the Board of Directors of CCRF.

                  The Proposed Advisory Agreement provides that, unless sooner terminated in accordance with its terms, it will continue in effect with respect to the CCRF SNAPSM Fund for a period of two years from its effective date and thereafter, if not terminated, on an annual basis, provided such continuance is approved at least annually by the vote of a majority of the CCRF Independent Directors and either (a) by the vote of a majority of the Board of Directors of CCRF, or (b) by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the CCRF SNAPSM Fund. The Proposed Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act). The Proposed Advisory Agreement provides that it may not be materially amended with respect to the CCRF SNAPSM Fund without a majority vote of the outstanding voting securities of the CCRF SNAPSM Fund.

                  The Proposed Advisory Agreement may be terminated at any time, without payment of any penalty, by CCRF (by vote of a majority of its Board of Directors or by a vote of a majority of the outstanding voting securities of the CCRF SNAPSM Fund), on 60 days' written notice to PFM, or by PFM at any time, without the payment of any penalty, upon 60 days' written notice to CCRF.

                  The Proposed Advisory Agreement provides that PFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by CCRF in connection with the performance of the Proposed Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of PFM in the performance of its duties or from reckless disregard by it or its obligations and duties thereunder.

                  The Proposed Advisory Agreement provides that PFM shall pay all expenses incurred by it in connection with its activities under the Proposed Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the CCRF SNAPSM Fund.

Current Advisory Agreement.

                  Pursuant to the Investment Advisory Agreement, dated May 11, 2001, between Evergreen and the Evergreen Trust, on behalf of the Evergreen SNAPSM Fund (the "Current Advisory Agreement"), Evergreen currently supervises the provision of services to the Evergreen SNAPSM Fund and manages the investment and reinvestment of the assets of the Evergreen SNAPSM Fund, subject to the control and supervision of the Board of the Evergreen Trust. The Current Advisory Agreement was last approved by the Board of the Evergreen Trust, on behalf of the Evergreen SNAPSM Fund, on May 11, 2004. The Current Investment Advisory Agreement was last approved by the sole shareholder of the Evergreen SNAPSM Fund on March 1, 2001.

          MATERIAL DIFFERENCES BETWEEN THE PROPOSED ADVISORY AGREEMENT
                 AND THE CURRENT INVESTMENT ADVISORY AGREEMENT.

                  Except as described below, the Proposed Advisory Agreement are similar to the Current Investment Advisory Agreement. The material differences are as follows:

                  1. Effective Date. The Proposed Advisory Agreement will be dated immediately before the Reorganization.

Comparison of Compensation.

                  The following table sets forth the compensation payable by the Evergreen SNAPSM Fund to Evergreen under the Current Advisory Agreement and the compensation that would be payable by the CCRF SNAPSMFund to PFM under the Proposed Advisory Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of average daily net asset value:

 Fee Under Current Advisory Agreement (as a Percentage of     Fee Under Proposed Advisory Agreement (as a Percentage
                 Average Daily Net Assets)                                 of Average Daily Net Assets)

0.08% of first $1 billion, 0.06% of next $1 billion and      0.08% of $1 billion and 0.06% of any amounts over $1
0.04% of any amounts over $2 billion                         billion

                 The following table compares the aggregate fees payable to Evergreen during the fiscal year ended June 30, 2004 under the Current Advisory Agreement for the Evergreen SNAPSM Fund with the approximate aggregate fees that would have been paid to PFM during such fiscal year had the Proposed Advisory Agreement been in effect:

                                           Fees That Would Have Been Payable       Changes in Fees Under Proposed
   Actual Fees Payable Under Current          Under the Proposed Advisory        Advisory Agreement Stated as a % of
   Investment Advisory Agreement for        Agreement for Fiscal Year Ended          Fees Payable Under Current
       Fiscal Year Ended 6/30/04                        6/30/04                     Investment Advisory Agreement

            $1,349,342*                              $1,357,054                                 0.57%**


* Does not include any voluntary fee waivers or expense reimbursements.
** The difference of $7,712 is due to the fact that the Current Advisory Agreement has a 0.04% basis point breakpoint for amounts over $2 billion; the Proposed Advisory Agreement, which does not have a breakpoint for amounts over $2 billion, has a fee of 0.06% basis points for amounts over $2 billion. In addition, Evergreen waived a portion of its fee equal to $56,000 and reimbursed expenses equal to $50,149, resulting in a net advisory fee paid for the fiscal-year ended June 30, 2004 of $1,243,193.

                  In approving the Proposed Advisory Agreement, the Board of Directors of CCRF considered:

o that PFM, or its predecessor, has provided advisory services to CCRF since March 30, 1994;

o the performance achieved for the Prime Portfolio by such portfolio managers and the ability of PFM to respond effectively to the local government base expected to be served by CCRF SNAPSM Fund;

o PFM, and its affiliate, have acted as financial advisers or investment advisers to more than 8,000 cities, townships, boroughs, counties, school districts and authorities in 35 states; and

o the experience and qualifications of PFM's personnel, including both the individual portfolio managers and those officers of PFM who would be responsible for the day-to-day operation of the CCRF SNAPSM Fund.

                  In reaching its decision to approve the Proposed Advisory Agreement, the Board of Directors of CCRF did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Directors voted to recommend approval of the Proposed Advisory Agreement by the Evergreen SNAPSM Fund's shareholder.

The Board of the Evergreen Trust is making no recommendation as to whether the Treasury Board should approve the Proposed Advisory Agreement.

                                OTHER INFORMATION

CCRF.

                  CCRF is a Virginia corporation registered as an investment company under the 1940 Act. CCRF was organized on December 8, 1986. The principal executive offices of CCRF are located at P.O. Box 1192, Richmond, VA 23209-1192, telephone: 1-800-338-3383. In addition to the CCRF SNAPSM Fund, CCRF is comprised of the Federal Portfolio and the Prime Portfolio with combined assets of approximately $429.0 million as of June 30, 2004.

PFM.

                  PFM, the principal offices of which are located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044, is an investment adviser registered under the Investment Advisers Act of 1940. It is under common ownership with Public Financial Management, Inc. ("PFMI").

                  In the aggregate, PFM and PFMI have acted as financial advisers or investment advisers to more than 8,000 cities, townships, boroughs, counties, school districts and authorities in 35 states. With more than $15.6 billion in discretionary funds under management as of February 29, 2004, these companies provide their clients with financial, investment advisory, and cash management services.

                  As of the date of this proxy statement, Martin Margolis and F. John White own [12.3%] and [10.3%], respectively, of the outstanding beneficial interests of PFM. The address for Mr. Margolis is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101 and the address for Mr. White is Two Logan Square, Suite 1600, 18th & Arch Streets, Philadelphia, PA 19103. The name, business address and principal occupation of each of the executive officers of PFM are:


    NAME AND ADDRESS                         PRINCIPAL OCCUPATION OR EMPLOYMENT

    Martin Margolis*                         President, PFM Asset Management LLC
    One Keystone Plaza, Suite 300            Managing Director, Public Financial Management, Inc.
    North Front & Market Streets
    Harrisburg, PA 17101

    Debra J. Goodnight                       Secretary & Assistant Treasurer, PFM Asset Management LLC
    One Keystone Plaza, Suite 300            Managing Director, Public Financial Management, Inc.
    North Front & Market Streets
    Harrisburg, PA 17101

    Steve Boyle                              Treasurer & Assistant Secretary,  PFM Asset Management LLC
    Two Logan Square, Suite 1600             Managing Director and Chief Financial Officer,
    18th & Arch Streets                           Public Financial Management, Inc.
    Philadelphia, PA 19103

         * Mr. Margolis serves as Director and Vice President of CCRF.

                  PFM serves as investment adviser to Cadre Institutional Investment Trust ("CIIT"), a registered investment company with 8 active series (each, a "CIIT Fund"), which are money market funds. Three of the series pursue their investment objectives by investing all their investable assets in a separate series of CIIT, the Money Market Portfolio, and 3 other series pursue their investment objectives by investing all of their investable assets in another series of CIIT, the U.S. Government Money Market Portfolio (the "Government Portfolio"). PFM charges advisory fees to the Money Market Portfolio and the Government Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") for its services as investment adviser. The series that pursue their objectives by investing in the Money Market Portfolio or the Government Portfolio, each bears a pro rata share of these fees, which are computed as follows:

     CIIT Fund        Master Portfolio     Assets as of    Annual Rate of Investment Advisory Fee        Expense
                                          June 30, 2004    (as  a percentage of daily net assets       Limitation
                                          (in $millions)   of applicable Master Portfolio)             Agreement*

Cadre Liquid Asset    Money Market            $16.3        0.08% on the first $1.5 billion                None
Fund - Money Market   Portfolio                            0.075% on the next $500 million
Series                                                     0.07% on the next $500 million
                                                           0.065% on the next $500 million
                                                           0.06% on net assets in excess of
                                                                  $3 billion.
Cadre Affinity Fund   Money Market            $22.5        0.08% on the first $1.5 billion                None
-- Money Market       Portfolio                            0.075% on the next $500 million
Series                                                     0.07% on the next $500 million
                                                           0.065% on the next $500 million
                                                           0.06% on net assets in excess of
                                                                  $3 billion.
Cadre Reserve Fund    Money Market            $54.9        0.08% on the first $1.5 billion                0.30%
-- Money Market       Portfolio                            0.075% on the next $500 million
Series                                                     0.07% on the next $500 million
                                                           0.065% on the next $500 million
                                                           0.06% on net assets in excess of
                                                                  $3 billion.
Cadre Liquid Asset    Government               $6.5        0.06%                                          0.65%
Fund - U.S.           Portfolio
Government Series
Cadre Affinity Fund   Government              $15.1        0.06%                                          0.75%
-- U.S. Government    Portfolio
Series
Cadre Reserve Fund    Government              $106.4       0.06%                                          0.33%
-- U.S. Government    Portfolio
Series

* As noted, PFM has agreed to pay or absorb the operating expenses of certain CIIT Funds (including any fees or expense reimbursements payable to PFM or any affiliate of PFM pursuant to an agreement, but excluding interest, taxes, brokerage commissions, litigation expenses and extraordinary expenses) to the extent necessary to assure that the total ordinary operating expenses of those funds do not exceed the above specified percentage of the fund's average daily net assets.

                  The CIIT Funds also pay other fees to PFM for administrative and transfer agency services.

PFMAM, INC. ("PFMAM")

                  PFMAM, a wholly owned subsidiary of PFM, is the principal underwriter and distributor for the CCRF SNAPSM Fund and, in such capacity, is responsible for distributing shares of the CCRF SNAPSM Fund. PFMAM is a Pennsylvania corporation and was organized on July 16, 2001 to serve as the distributor of shares of the registered investment companies and local government investment pools for which PFM serves as investment adviser and/or administrator. PFMAM is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044.

                  PFMAM is the principal underwriter and distributor to each CIIT Fund.

Evergreen

                  Evergreen currently serves as the investment adviser of the Evergreen SNAPSM Fund. Evergreen is an investment management firm organized as a Delaware limited liability company on January 2, 2001. Evergreen is located at 200 Berkley St., Boston, MA 02115-5034.

                  Evergreen is a subsidiary of Wachovia Corporation ("Wachovia"), located at 301 South College Street, Charlotte, North Carolina 28288-0013.


                  The following table lists information regarding each of the executive officers of Evergreen as of the date of this proxy statement. Unless otherwise indicated, the address of each person listed below is 200 Berkley Street, Boston, MA 02116-5034.

    NAME AND ADDRESS                         PRINCIPAL OCCUPATION OR EMPLOYMENT

    Dennis H. Ferro                          President, Chief Executive Officer and Chief Investment Officer, Evergreen
                                             Investment Company, Inc.

    Michael H. Koonce                        Senior Vice President and General Counsel, Evergreen Investment Services,
                                             Inc.


                  Evergreen serves as investment adviser to 12 other money market mutual funds.

Evergreen Investment Services, Inc. ("EIS")

                  EIS is the principal underwriter and distributor for Evergreen Trust and, in such capacity, is responsible for distributing shares of the Evergreen SNAPSM Fund. EIS is a Delaware corporation and was organized on July 23, 1952 to provide shareholder services to registered investment companies. EIS is located at 200 Berkley Street, Boston, MA 02116-5034.

                  EIS also serves as the principal administrator for Evergreen Trust. EIS is the principal underwriter and administrator to all the funds in the Evergreen Fund family.

Legal Proceedings

                  On July 28, 2004, the staff of the SEC informed Evergreen, EIS and Evergreen Service Company, LLC (collectively, the "Evergreen Service Providers") that the staff intends to recommend to the SEC that it institute an enforcement action against the Evergreen Service Providers. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of Evergreen's affiliated broker-dealers had been authorized, apparently by an Evergreen officer (no longer with Evergreen), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. The Evergreen Service Providers currently intend to make a written Wells submission explaining why they believe that no such enforcement action should be instituted, and the Evergreen Service Providers also intend to engage in discussions with the staff of the SEC concerning its recommendation.

                  Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding the Evergreen Service Providers, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of the Evergreen Service Providers' mutual fund business. Any penalties or restitution will be paid by the Evergreen Service Providers and not by the Evergreen Funds.

                  The Evergreen Service Providers do not believe the foregoing investigations and action will have a material adverse impact on the Evergreen Funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Fund shares, which could increase Fund transaction costs or operating expenses, or have other adverse consequences on the Funds.

Independent Registered Public Accounting Firm.

                  Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103, presently serves as the independent public accountants for each series of CCRF, including the CCRF SNAPSM Fund. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, presently serves as the independent registered public accounting firm for each series of Evergreen Trust, including the Evergreen SNAPSM Fund. Shareholders of the CCRF SNAPSM Fund are not being asked to approve or ratify the selection of independent registered public accounting firm.

Expenses of Reorganization/Proxy Statement.

                  All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Reorganization Plan will be paid for (or reimbursed) by PFM or one of its affiliates, except that expenses paid by the CCRF SNAPSM Fund or the Evergreen SNAPSM Fund to the extent that the payment by such expenses by PFM would result in the disqualification of such fund as a "regulated investment company" within the meaning of Section 851 of the Code.

Outstanding Shares and Certain Beneficial Ownership of Shares.

                  The number of shares of the Evergreen SNAPSM Fund issued and outstanding as of August 10, 2004 (the "Record Date") was [------].

                  As of the Record Date, the record owner of all outstanding shares of Evergreen SNAPSM Fund was the Treasury Board. The following persons beneficially owned 5% or more of the outstanding shares of the Evergreen SNAPSM Fund on such date:

Name and Address of             Number of Shares                Percentage
Beneficial Owner                                                of Outstanding
                                                                Shares
  Commonwealth of Virginia
  101 North 14th Street
  Richmond, VA 23219

  Virginia Port Authority
  600 World Trade Center
  Norfolk, VA 23510-1617

  Arlington County
  2100 Clarendon Boulevard
  Suite 201
  Arlington, VA 22201

  City of Virginia Beach
  City Hall Building, 1st Floor
  Virginia Beach, VA 23456

  Commonwealth Transportation Board
  1401 E.  Broad Street
  Richmond, VA 23219

  City of Hampton
  22 Lincoln Street
  Hampton, VA 23669

                  The Trust Declaration and Trust Bylaws do not generally require the Evergreen Trust to hold annual meetings of shareholders. Shareholders wishing to submit proposals to be included in the proxy statement for any future meeting of shareholders of the Evergreen Trust should submit such proposal to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Select Money Market Trust, 200 Berkeley Street, Boston, MA 02116-5034, so that it is received by the Evergreen Trust within a reasonable period of time prior to any such meeting in order to be considered at that meeting.

                  CCRF does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be presented at any future meeting of shareholders of CCRF must be received by CCRF a reasonable period of time prior to any such meeting in order for such proposals to be considered at that meeting.

Other Matters.

                  The Evergreen Trust is not aware of any other matters that are expected to arise in connection with the solicitation of written consent of the Treasury Board.

August [___], 2004

                  PLEASE COMPLETE AND MAIL THE ENCLOSED CONSENTS TO Michael H. Koonce, Secretary of THE Evergreen SNAPSM FUND, 200 Berkley Street, Boston, MA 02116 by September 15, 2004. ONCE THE CONSENTS HAVE BEEN RECEIVED BY THE SECRETARY OF THE EVERGREEN SNAPSM FUND, THEY MAY NOT BE WITHDRAWN.

                       EVERGREEN SELECT MONEY MARKET TRUST
                                   SNAPSM FUND

                             CONSENT OF SHAREHOLDER

                  Pursuant to the provisions of Article II, Section 8 of the By-Laws of the Evergreen Select Money Market Trust, the undersigned, as the sole shareholder of record of the SNAPSM Fund, approves the Reorganization Plan, as described in the Proxy Statement dated August [__], 2004.



                                                --------------------
                                                Virginia Treasury Board

                                                By:_________________

                                                Date:________________

                       EVERGREEN SELECT MONEY MARKET TRUST
                                   SNAPSM FUND


                             CONSENT OF SHAREHOLDER

                  Pursuant to the provisions of Article II, Section 8 of the By-Laws of the Evergreen Select Money Market Trust, the undersigned, as the sole shareholder of record of the SNAPSM Fund, approves the Proposed Advisory Agreement, as described in the Proxy Statement dated August [__], 2004.

                                             --------------------
                                             Virginia Treasury Board


                                             By:_________________

                                             Date:________________

                                                                EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of_________, 2004, by and between Commonwealth Cash Reserve Fund, Inc., a Virginia corporation, with its principal place of business at P. O. Box 1192, Richmond, VA 23209-1192 (the "Corporation"), with respect to its SNAPsm Fund series (the "Acquiring Fund"), and Evergreen Select Money Market Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Evergreen Trust"), with respect to its SNAPsm Fund series (the "Selling Fund").

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares, no par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Selling Fund and the Acquiring Fund, respectively, are authorized to issue shares of beneficial interest and shares of capital stock;

WHEREAS, the Directors of the Corporation have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund;

WHEREAS, the Trustees of the Evergreen Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor: (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund shall deliver to the Acquiring Fund a schedule of investments as of the date of its last audited financials and as of the close of business on the date preceding the date hereof.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Evergreen Trust agrees to maintain the existing D&O insurance coverage for the Trustees of the Evergreen Trust, with respect to the Selling Fund, for a period of three years following the Closing Date ("D&O Policy"). The Acquiring Fund hereby agrees to indemnify, for a period of five years following the Closing Date, each Trustee of the Evergreen Trust against all liabilities and expenses incurred with respect to the Selling Fund by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under Evergreen Trust's Declaration of Trust and By-Laws, but only to the extent such liabilities and expenses are not covered by the D&O Policy.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"): (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of beneficial interest of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Proxy Statement (as defined in paragraph 4.1(n)) which has been distributed to shareholders of the Selling Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange, on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive shares of the Acquiring Fund.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III
                            CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about [September ___, 2004] or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of [9:00 a.m. Eastern time at the offices of the__________________________,] or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing (including all information regarding each such shareholder's adjusted basis and holding period for federal income tax purposes, by lot). Evergreen Service Company shall deliver at the Closing a certificate of an authorized representative stating that the assets it holds will be transferred to Acquiring Fund. PFM Asset Management LLC ("PFM") shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's shareholder account records of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause PFM to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Evergreen Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE EVERGREEN TRUST. The Evergreen Trust represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a separate investment series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Selling Fund is a separate investment series of the Evergreen Trust and is registered as an open-end, management investment company with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), and its registration as such is in full force and effect.

(c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All shares of beneficial interest of the Selling Fund sold in transactions which required registration have been registered under the 1933 Act.

(d) The Evergreen Trust is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) by the Evergreen Trust will not result, in violation of any provision of the Evergreen Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Evergreen Trust is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Evergreen Trust is a party or by which it is bound.

(e) The Evergreen Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Evergreen Trust or the Selling Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business, or the ability of the Evergreen Trust or the Selling Fund to carry out the transactions contemplated by this Agreement. The Evergreen Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Selling Fund at June 30, [2004] have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

(h) Since [________] there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation. For purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund such that the value per share is less than $1 shall constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Evergreen Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Corporation and accepted by the Corporation.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Evergreen Trust and the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Evergreen Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(n) The definitive proxy statement of the Selling Fund filed with the Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act") and relating to the written consent of the Selling Fund's shareholders (together with the documents incorporated therein by reference, the "Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Proxy Statement is distributed to shareholders of the Selling Fund, the Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Proxy Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund and the Corporation for use in the Proxy Statement and any supplement or amendment thereto.

(o) The information furnished by the Evergreen Trust to the Corporation for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) No consent, approval, authorization, or order of any court or governmental authority (except as a record holder or beneficial owner of Selling Fund shares) is required for the consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(q) The schedule of investments delivered to the Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financials and as of the close of business on the date preceding the date hereof.

(r) The liabilities of Selling Fund assumed by Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by Selling Fund in the ordinary course of its business and are associated with the assets transferred.

(s) The Selling Fund is not under the jurisdiction of a court in a title 11 or similar case within the meaning of section 368(a)(3)(A) of the internal revenue code.

(t) During the five-year period ending on the Closing Date, (a) neither Selling Fund nor any person "related" (within the meaning of section 1.368-1(e) (3) of the Treasury Regulations) to Selling Fund will have acquired Selling Fund shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Selling Fund shares, except for shares redeemed in the ordinary course of Selling Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Selling Fund shares, other than normal, regular dividend distributions made pursuant to Selling Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a) (1) and 4982 (c) (1) (A) of the Code.

(u) Not more than 25% of the value of Selling Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE CORPORATION. The Corporation represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

(b) The Acquiring Fund is a separate investment series of the Corporation and is registered as an open-end, management investment company with the Commission under the 1940 Act and its registration as such is in full force and effect.

(c) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result, in violation of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Corporation is a party or by this it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Corporation or the Acquiring Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition and the conduct of the Acquiring Fund's business or the ability of the Corporation or the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

(g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Corporation's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) The Acquiring Fund expects to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, expects to so qualify and continue to qualify, and expects to distribute in each fiscal year of its operation all net investment income and realized capital gains.

(j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Corporation and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Corporation enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date: i) have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, ii) will be fully paid and non-assessable, and iii) will be registered under the 1933 Act.

(l) The information furnished by the Corporation to the Evergreen Trust for use in no-action letters, applications for orders, registration statements, proxy materials, the Proxy Statement and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(m) As of the effective date of the Acquiring Fund's registration statement on Form N-1A (the "Registration Statement") and the Closing Date, the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

(p) There are no (a) issued and outstanding Acquiring Fund Shares, (b) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (c) securities convertible into any Acquiring Fund Shares, or (d) any other securities issued by Acquiring Fund.

(q) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the assets in the Reorganization.

(r) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e) (3) of the Treasury Regulations) to Acquiring Fund, have any plan or intention to acquire - - during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Selling Fund shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

(s) Immediately following consummation of the Reorganization, Acquiring Fund will possess the same assets and liabilities, except for assets used to pay expenses incurred in connection with the transaction, as those possessed by Selling Fund immediately prior to the transaction. Assets used to pay expenses, and all redemptions and distributions (except for shares redeemed in the ordinary course of the Selling Fund's business as a series of an open-end, management investment company as required by section 22(e) of the 1940 Act, and regular, normal dividends) made by Selling Fund immediately preceding the transaction will, in the aggregate, constitute less than one percent of the net assets of Selling Fund.

(t) Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the transaction, except for dispositions made in the ordinary course of business.

(u) Following the transaction, Acquiring Fund will continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Treasury Regulations) of Selling Fund or use a significant portion of Selling Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Treasury Regulations) in a business.

(v) Immediately following consummation of the Reorganization, the shareholders of Selling Fund will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of Selling Fund shares immediately prior to the Reorganization.

(w) Assuming the truthfulness and correctness of the representation and warranty in paragraph 4.1(u), immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

4.3 MUTUAL REPRESENTATIONS: Evergreen Trust and the Corporation, on behalf of the Selling Fund and Acquiring Fund, respectively, represent and warrant to the other as follows:

(a) The fair market value of the Acquiring Fund Shares and other consideration received by each Selling Fund shareholder will be approximately equal to the fair market value of the Selling Fund shares surrendered in the exchange.

(b) Its management (a) is unaware of any plan or intention of Selling Fund shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Selling Fund shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e) (3) of the Treasury Regulations) to either Selling Fund or Acquiring Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization (except for shares redeemed in the ordinary course of the Selling Fund's business as a series of an open-end, management investment company as required by section 22(e) of the 1940
Act), (c) expects that the percentage of Selling Fund shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

(c) The Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the transaction.

(d) None of the compensation received by any Selling Fund shareholder who is an employee of or service provider to Selling Fund will be separate consideration for, or allocable to, any of the Selling Fund shares that Selling Fund shareholder held; none of the Acquiring Fund Shares any such Selling Fund shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Selling Fund shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

(e) Immediately after consummation of the Reorganization, (a) the Selling Fund shareholders will own all the Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Selling Fund shares immediately before the Reorganization and (b) Acquiring Fund will hold the same assets -- except for assets used to pay expenses, if any, incurred in connection with the Reorganization that are not Reorganization Expenses (as defined in paragraph (f) below) -- and be subject to the same liabilities that Selling Fund held or was subject to immediately before the Reorganization, plus any liabilities for the Selling Fund and Acquiring Fund expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than shares redeemed in the ordinary course of the Selling Fund's business as a series of an open-end, management investment company as required by section 22(e) of the 1940 Act, and regular, normal dividends) Selling Fund made immediately preceding the Reorganization, will, in the aggregate, constitute less than one percent of its net assets.
(f) Neither the Selling Fund nor the Acquiring Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rule. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

                                    ARTICLE V

              COVENANTS OF THE CORPORATION AND THE EVERGREEN TRUST

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 INVESTMENT REPRESENTATION. The Evergreen Trust covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 APPROVAL BY SHAREHOLDERS. The Evergreen Trust will take all action necessary to obtain approval of the transactions contemplated herein by its shareholders.

5.4 ADDITIONAL INFORMATION. The Evergreen Trust will assist the Corporation in obtaining such information as the Corporation reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Corporation and the Evergreen Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Evergreen Trust shall furnish the Corporation in such form as is reasonably satisfactory to the Corporation, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Evergreen Trust's President and Treasurer.

                                   ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EVERGREEN TRUST

The obligations of the Evergreen Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations, covenants, and warranties of the Corporation contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Corporation shall have delivered to the Evergreen Trust a
certificate   executed  in  its  name  by  a  duly  authorized  officer  of  the
Corporation, in form and substance reasonably satisfactory to the Evergreen Trust and dated as of the Closing Date, to such effect and as to such other matters as the Evergreen Trust shall reasonably request.

6.2 The Evergreen Trust shall have received on the Closing Date an opinion from [Schulte Roth & Zabel LLP], counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Evergreen Trust, covering the following points:

(a) The Acquiring Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the power to own all of its properties and assets and, to the knowledge of Schulte Roth & Zabel LLP, to carry on its business as presently conducted.

(b) The Acquiring Fund is a separate investment series of a Virginia corporation registered as an open-end, management investment company with the Commission under the 1940 Act, and, to such counsel's knowledge, its registration as such is in full force and effect.

(c) This  Agreement  has been duly  authorized,  executed,  and delivered by the
Corporation and, assuming due authorization, execution and delivery of this Agreement by the Evergreen Trust, is a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

(d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable.

(e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Virginia is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement by the Corporation did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Corporation's Articles of Incorporation or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Corporation is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Corporation is a party or by which it is bound.

(g) Only insofar as they relate to the Corporation and the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown. Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Corporation or the Acquiring Fund, existing on or before the effective date of the Registration
Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(h) To the knowledge of such counsel (but without independent inquiry or investigation), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed to the Evergreen Trust.

(i) Such counsel shall also state that they have participated in conferences with officers and other representatives of the Corporation at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Corporation's officers and other representatives of the Corporation), no facts have come to their attention that lead them to believe that the Proxy Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Corporation or Acquiring Fund or necessary, in the  light of the  circumstances  under  which  they were  made,  to make the
statements   therein  regarding  the  Corporation  or  the  Acquiring  Fund  not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Evergreen Trust.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Schulte Roth & Zabel LLP appropriate to render the opinions expressed therein. In this paragraph 6.2, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

The obligations of the Corporation to complete the transactions provided for herein shall be subject, at its election, to the performance by the Evergreen Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations, covenants, and warranties of the Evergreen Trust contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Evergreen Trust shall have delivered to the Corporation on the Closing Date a certificate executed in its name by a duly authorized officer of the Evergreen Trust, in form and substance satisfactory to the Corporation and dated as of the Closing Date, to such effect and as to such other matters as the Corporation shall reasonably request.

7.2 The Evergreen Trust shall have delivered to the Corporation a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Evergreen Trust.
7.3 The Corporation shall have received on the Closing Date an opinion of [Sullivan & Worcester LLP], counsel to the Evergreen Trust, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

(a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

(b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an open-end, management investment company with the
Commission under the 1940 Act, and, to such counsel's knowledge, its registration as such is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Evergreen Trust and, assuming due authorization, execution, and delivery of this Agreement by the Corporation and subject to approval by the Selling Fund's Shareholders, is a valid and binding obligation of the Evergreen Trust enforceable against the Evergreen Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

(d) To the knowledge of such counsel (but without independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Evergreen Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(e) The execution and delivery of this Agreement by Evergreen Trust did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Evergreen Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Evergreen Trust is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Evergreen Trust is a party or by which it is bound.

(f) Only insofar as they relate to the Evergreen Trust, the descriptions in the Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Evergreen Trust, existing on or before the effective date of the Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.

(h) To the knowledge of such counsel (but without independent inquiry or investigation), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Evergreen Trust, with respect to the Selling Fund, or the Selling Fund or any of the Selling Fund's properties or assets and the Evergreen Trust, with respect to the Selling Fund, is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

(i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such counsel shall also state that they have participated in conferences with officers and other representatives of the Evergreen Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Evergreen Trust's officers and other representatives of the Evergreen Trust), no facts have come to their attention that lead them to believe that the Proxy Statement as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Evergreen Trust or the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Evergreen Trust or the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Corporation or the Acquiring Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Corporation.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of [Sullivan & Worcester LLP] appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE III

         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION
                          FUND AND THE EVERGREEN TRUST

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Evergreen Trust's
Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Corporation. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received a favorable opinion of [Schulte Roth & Zabel LLP] addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

8.6 The Corporation shall have received from [KPMG LLP] a letter addressed to the Corporation dated on the Closing Date, in form and substance satisfactory to the Corporation, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.7 The new investment advisory agreement for the Acquiring Fund has been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Evergreen Trust's
Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Corporation.

                                   ARTICLE IX

                                    EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund (excluding any indemnification payments contemplated by paragraph 1.3 or other extraordinary expenses), whether incurred before or after the date of this Agreement, will be borne [(either paid or reimbursed for)] by the investment adviser to the Acquiring Fund or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of (i) the registration statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement and (ii) the Proxy Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Corporation and the Evergreen Trust. In addition, either the Corporation or the Evergreen Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met
..
11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Corporation or the Evergreen Trust, or the respective Trustees, Directors or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE II

                                   AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the Evergreen Trust and the Corporation; provided, however, that following the mailing of the Proxy Statement to the Selling Fund Shareholders, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof ; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Evergreen Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Evergreen Trust. The obligations of the Evergreen Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Evergreen Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Evergreen Trust personally, but bind only the trust property, and all persons dealing with the Evergreen Trust with respect to this Agreement and the transaction hereby contemplated must look solely to the trust property belonging to the Selling Fund for the enforcement of any claims relating thereto.

13.6 Unless otherwise indicated, references to the Corporation shall mean the Corporation, on behalf of the Acquiring Fund, and references to the Evergreen Trust shall mean the Evergreen Trust, on behalf of the Selling Fund.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                         EVERGREEN SELECT MONEY MARKET
                         TRUST ON BEHALF OF SNAPSM FUND
                         By:
                         --------------------------------------------
                         Name: Catherine F. Kennedy
                         (Title]

                         COMMONWEALTH CASH RESERVE
                         FUND, INC. ON BEHALF OF SNAPSM FUND
                         By
                         ---------------------------------------------------
                         Name:
                        [Title]


PFM Asset Management LLC, solely for the purposes of
paragraph 9.1 of this Agreement,
By:
--------
Name:
[Title]

                                                                      EXHIBIT B

                           FORM OF ADVISORY AGREEMENT

AGREEMENT, made as of ____________________, between COMMONWEALTH CASH RESERVE FUND, INC. (herein called the "Company"), and PFM ASSET MANAGEMENT LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Company is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Company desires to appoint the Adviser as investment adviser to the SNAPSM Fund (the "Fund"), a series of the Company;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Delivery of Documents. The Company has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) The Company's Articles of Incorporation, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on December 8, 1986 and all amendments thereto (such Articles of Incorporation, as presently in effect as it shall from time to time be amended, is herein called the "Articles of Incorporation");

(b) The Company's By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the "By-laws")

(c) Resolution of the Company's Board of Directors authorizing the appointment of the Adviser and approving this Agreement;

(d) The Company's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on December 11, 1986 and all amendments thereto;

(e) The Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended ("1933 Act") (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f) The Company's most recent Prospectus and Statement of Additional Information (such Prospectus, and Statement of Additional Information as presently in effect and all amendments and supplements thereto are herein called the "Prospectus').

The Company will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2. Services. The Company hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Company's Board of Directors the Adviser will provide a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Prospectus and resolutions of the Company's Board of Directors. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors applicable to the Fund.

3. Covenants by Adviser. The Adviser agrees with respect to the services provided to the Fund that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(b) will use the same skill and care in  providing  such  services as it uses in
providing   services  to  fiduciary   accounts  for  which  it  has   investment
responsibilities;

(c) will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Company with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Administrator, the Distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Distributor; except as permitted under the 1940 Act;

(e) will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Company and the Advisor, keep the Company's books of account with respect to the Fund and furnish the Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company).

4. Services Not Exclusive. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company, are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the Investment Company Act of 1940; all in the manner required under Rules 31a-2 and 31a-3: 31a-1(a); 31a-1 (b) (1), (2),
(3), (5), through (11).

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Company will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefore a fee, computed daily and paid monthly, at an annual rate of .08 of 1% of the first $1 billion of average daily net assets of the Fund and .06 of 1% of the average daily net assets over $1 billion.

     7. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it or its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Director, employee or agent of the Company, shall be deemed, when rendering service to the Company or acting on any business of the Company (other than services or business in connection with Adviser's duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Company and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

     8. Duration and Termination. This Agreement shall become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (a) the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) by a majority of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning of such terms in the 1940 Act.

     9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

     10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

                          COMMONWEALTH CASH RESERVE FUND, INC.,
                          on behalf of SNAPSM Fund

                          BY:
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                          PFM ASSET MANAGEMENT LLC
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